UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 _______________


Date of Report (Date of earliest event reported): March 3, 2005


                                GTC Telecom Corp.
              _____________________________________________________
             (Exact name of registrant as specified in its charter)


                                     Nevada
                  ___________________________________________
                 (State or other jurisdiction of incorporation)


         0-25703                                     88-0318246
__________________________                 ________________________________
 (Commission File Number)                  (IRS Employer Identification No.)



                          3151 Airway Ave., Suite P-3
                              Costa Mesa, CA 92626
              ______________________________________________________
              (Address of principal executive offices)   (Zip  Code)

Registrant's telephone number, including area code: (714) 549-7700


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 3, 2005, GTC Telecom Corp. (the "Company") restructured its leases for its Costa Mesa facility, entering into two new lease agreements for the aggregate lease of approximately 5,137 square feet of office space at a monthly rental rate of $9,696.45 with Southern California Sunbelt Developers, Inc. ("SCSD"). This facility serves as the Company's corporate headquarters and domestic customer service operations. The lease is for a term of one year with options to renew for two additional one year terms.

There are no other material relationship between the Company or its affiliates and SCSD other than in respect of the material definitive agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: March 7, 2005               GTC  TELECOM  CORP.



                                   By: /s/ S. Paul Sandhu
                                   ----------------------------
                                   S.  Paul  Sandhu
                                   Chief  Executive  Officer